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

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      AMERICAN BANK NOTE COMPANY                      PRODUCTION COORDINATOR: MARY TARTAGLIA: 215-764-8621
          55TH AND SANSOM ST.                                       PROOF OF MARCH 3, 2000
           PHILA., PA 19139                                        SILICON LABORATORIES INC.
            (215) 784-8800                                                H 65315 Fc
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   SALES: M. SANDHU: 415-543-8585                                  OPERATOR:         MT/LR
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HOME 15 / LIVE JOBS / S / SILICON 65315                                     rev 1
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                                                                      COUNTERSIGNED AND REGISTERED:
                                                                                  EQUISERVE TRUST COMPANY, N.A.

                                                                                                 TRANSFER AGENT
                                                                                                  AND REGISTRAR
                                                                      BY   /s/ illegible
                                                                                           AUTHORIZED SIGNATURE


                 NUMBER                                                                 SHARES

      SLB                                          [LOGO]

                                    S I L I C O N   L A B O R A T O R I E S

      INCORPORATED UNDER THE LAWS                                         SEE REVERSE FOR CERTAIN DEFINITIONS
       OF THE STATE OF DELAWARE                                                   CUSIP 826919 10 2

          -------------------------------------------------------------------------------------------
          THIS CERTIFIES THAT







          IS THE RECORD HOLDER OF
          -------------------------------------------------------------------------------------------

                   FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.0001 PAR VALUE, OF


              --------------------------- SILICON LABORATORIES INC. ----------------------------
          -------------------------------------------------------------------------------------------
              ----------------------------------------------------------------------------------

              transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

                   WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                   Dated:
                                                    [SEAL]

                         /s/ John W. McGovern                                 /s/ Navdeep S. Sooch
              VICE PRESIDENT AND CHIEF FINANCIAL OFFICER                     CHIEF EXECUTIVE OFFICER
                                                                            AND CHAIRMAN OF THE BOARD
===============================================================================================================

                                          AMERICAN BANK NOTE COMPANY
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     The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
     TEN COM -- as tenants in common                       UNIF GIFT MIN ACT -- __________ Custodian ___________
     TEN ENT -- as tenants by the entireties                                      (Cust)              (Minor)
     JT TEN  -- as joint tenants with right of                                  under Uniform Gifts to Minors
                survivorship and not as tenants                                 Act ____________________________
                in common                                                                     (State)

                                                           UNIF TRF MIN ACT  -- _____ Custodian (until age ____)
                                                                                (Cust)
                                                                                ________ under Uniform Transfers
                                                                                (Minor)
                                                                                to Minors Act __________________
                                                                                                    (State)


                     Additional abbreviations may also be used though not in the above list.


For Value Received, _____________________________________________ hereby sell(s), assign(s) and transfer(s) unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------


--------------------------------------


________________________________________________________________________________________________________________
                 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________________________________________

________________________________________________________________________________________________________________

_________________________________________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _________________________________________________


                                                       X _______________________________________________________

                                                       X _______________________________________________________
                                                 NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH
                                                         THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN
                                                         EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR
                                                         ANY CHANGE WHATEVER.

Signature(s) Guaranteed



By _____________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-1E.







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      AMERICAN BANK NOTE COMPANY                      PRODUCTION COORDINATOR: MARY TARTAGLIA: 215-764-8621
          55TH AND SANSOM ST.                                     PROOF OF FEBRUARY 16, 2000
           PHILA., PA 19139                                        SILICON LABORATORIES INC.
            (215) 784-8800                                                H 65315 bk
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   SALES: M. SANDHU: 415-543-8585                                  OPERATOR:            MT
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HOME 15 / LIVE JOBS / S / SILICON 65315                                      NEW
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